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                                                                   EXHIBIT 10.1


                               PERCEPTRONICS, INC.

                             1992 STOCK OPTION PLAN
                     (As amended through February 22, 1994)

1.   PURPOSE

     The purpose of the Perceptronics, Inc. 1992 Stock Option Plan (the "Plan") is to further the interests of Perceptronics, Inc. (the "Company") and its Subsidiaries by encouraging and enabling selected officers, directors, employees, consultants and advisers, upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its stock through the exercise of stock options to be granted hereunder. Options granted under the Plan are either options intending to qualify as "incentive stock options" within the meaning of
Section 422 of the Code or non-qualified stock options.

2.   DEFINITIONS

     Whenever used herein the following terms shall have the following meanings, respectively:

     (a)  "Board" shall mean the Board of Directors of the Company.

     (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c) "Committee" shall mean the Stock Option or Compensation Committee appointed by the Board of Directors of the Company, or if no committee has been appointed reference to "Committee" shall be deemed to refer to the Board of Directors of the Company.

     (d)  "Common Stock" shall mean the Company's Common Stock.

     (e)  "Company" shall mean Perceptronics, Inc., a Delaware corporation.

     (f) "Disinterested Person" shall have the meaning set forth in Rule 16b-3(c)(2)(i) promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or any successor rule.

     (g) "Employee" shall mean, in connection with Incentive Options under this Plan, only employees of the Company or any Subsidiary or Parent Corporation of the Company.

     (h) "Fair Market Value Per Share" of the Company's Common Stock shall mean if the Company's Common Stock is publicly traded the mean between the highest and lowest quoted selling prices of the Common Stock on the date of the grant of the Option or, if not available, the mean between the bona fide bid and asked prices of the Common Stock on the date of the grant of the Option. In any situation not covered above or if there were no sales on the date

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of the grant of an Option, the Fair Market Value Per Share shall be determined by the Committee in accordance with Section 20.2031-2 of the Federal Estate Tax Regulations.

     (i) "Incentive Option" shall mean an Option granted under the Plan which is designated as and qualified as an incentive stock option within the meaning of Section 422 of the Code.

     (j) "Non-Qualified Option" shall mean an Option granted under the Plan which is designated as a non-qualified stock option.

     (k) "Option" shall mean an Incentive Option, as defined in Section 2(i) hereof, or a Non-Qualified Option, as defined in Section 2(j) hereof.

     (l) "Optionee" shall mean any person who has been granted an Option to purchase shares of Common Stock under the Plan.

     (m) "Parent Corporation" shall have the meaning set forth in Section 424(e) of the Code.

     (n) "Permanent Disability" shall mean termination of employment with the Company or any Subsidiary or Parent Corporation of the Company with the consent of the Company or such Subsidiary or Parent by reason of permanent and total disability within the meaning of Section 22(e)(3) of the Code.

     (o) "Plan" shall mean the Perceptronics, Inc. 1992 Stock Option Plan, as amended from time to time.

     (p) "Relationship" shall mean that the Optionee is or has agreed to become an officer, director, employee or consultant of the Company or any Subsidiary or Parent Corporation of the Company.

     (q) "Subsidiary" shall have the meaning set forth in Section 424(f) of the Code.

3.   ADMINISTRATION

     (a) The Plan shall be administered either (i) by the Board, or (ii) in the discretion of the Board, by a Committee of at least two directors appointed by the Board; provided, however, that in the case of Options granted to officers, directors or 10% stockholders of the Company who are subject to the reporting requirements of Section 16(a) under the Securities Exchange Act of 1934, as amended, the selection of the Optionee and all decisions concerning the timing, pricing and amount of the grant and the administration of the Option shall be made solely by a Committee consisting of at least two directors, each member of which Committee is a Disinterested Person. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies.

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     (b) Any action of the Committee with respect to the administration of the Plan shall be taken by majority vote or by written consent of a majority of its members.

     (c) Subject to the provisions of the Plan, the Committee shall have the authority to construe and interpret the Plan, to define the terms used therein, to determine the time or times an Option may be exercised and the number of shares which may be exercised at any one time, to amend the terms of outstanding options, including the exercisability thereof, to prescribe, amend and rescind rules and regulations relating to the Plan, to approve and determine the duration of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Committee shall be conclusive and binding on all Employees and on their guardians, legal representatives and beneficiaries.

     (d) The Company will indemnify and hold harmless the members of the Board and the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities, and obligations under the Plan, other than such liabilities, costs and expenses as may result from the negligence, gross negligence, bad faith, willful misconduct and/pr criminal acts of such persons.

4.   NUMBER OF SHARES SUBJECT TO PLAN

     The stock to be offered under the Plan shall consist of up to 300,000 shares of the Company's Common Stock. If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.

5.   ELIGIBILITY AND PARTICIPATION

     (a) Non-Qualified Options may be granted to any person who has a Relationship with the Company, any of its Subsidiaries, or its Parent Corporation. Incentive Options may be granted only to Employees. The Committee shall determine the persons to whom Options shall be granted, the time or times at which such Options shall be granted, the number of shares to be subject to each Option and other terms of the Options. An Optionee who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine. An Employee may be granted Incentive Options or Non-Qualified Options or both under the Plan; provided, however, that the grant of Incentive Options and Non-Qualified Options to an Employee shall be the grant of separate Options and each Incentive Option and each Non-Qualified Option shall be specifically designated as such.

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     (b) In no event shall the aggregate fair market value (determined as of the time the Option is granted) of the shares with respect to which Incentive Options (granted under the Plan or any other plans of the Company and any Subsidiary of Parent Corporation of the Company) are exercisable for the first time by an Optionee in any calendar year exceed $100,000.

6.   PURCHASE PRICE

     The purchase price of each share covered by each Incentive Option shall not be less than 100% of the Fair Market Value Per Share of the Common Stock of the Company on the date the Incentive Option is granted; provided, however, that if at the time an Incentive Option is granted the Optionee owns or would be considered to own by reason of Section 424(d) of the Code more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary of Parent Corporation of the Company, the purchase price of the shares covered by such Incentive Option shall not be less than 110% of the Fair Market Value Per Share of the Common Stock on the date the Incentive Option is granted. The purchase price of each share covered by each Non-Qualified Option shall not be less than 85% of the Fair Market Value Per Share of the Common Stock on the date the Option is granted,

7.   DURATION OF OPTIONS

     The expiration date of the Option (which may not exceed ten years from the date of grant) and all other rights thereunder shall be determined by the Committee. In the event the Committee does not specify the expiration date of the Option, the expiration date shall be 10 years from the date on which the option was granted, and shall be subject to earlier termination as provided herein; provided, however, that if at the time an Incentive Option is granted the Optionee owns or would be considered to own by reason of Section 424(d) of the Code more than 10% of the total combined voting power of all classes of stock of the Company, or any Subsidiary or Parent Corporation of the Company, such Incentive Option shall expire not more than 5 years from the date the Incentive Option is granted unless the Committee selects an earlier date.

8.   EXERCISE OF OPTIONS

     An Option shall be exercisable in installments or otherwise upon such terms as the Committee shall in its discretion determine at the time the Option is granted or upon subsequent amendment of the Option; provided, however, that each Option shall be exercisable in installments of at least 20% per year beginning one year after the date the Option is granted. An Optionee may purchase less than the total number of shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less than 50 shares, unless the exercise is during the the final year of the Option, and shall not include any fractional shares. As a condition to the exercise, in whole or in part, of any Option, the Committee may in its sole discretion require the

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Optionee to pay, in addition to the purchase price of the shares covered by the Option, an amount equal to any federal, state and local taxes that the Committee has determined are required to be paid in connection with the exercise of such Option in order to enable the Company to claim a deduction or otherwise. Furthermore, if any Optionee disposes of any shares of stock acquired by exercise of an Incentive Option prior to the expiration of either of the holding periods specified in Section 422(a)(1) of the Code, the Optionee shall pay to the Company, or the Company shall have to right to withhold from any payments to be made to the Optionee, an amount equal to any Federal, state and local taxes that the Committee has determined are required to be paid in connection with the exercise of such Option in order to enable the Company to claim a deduction or otherwise.

9.  METHOD OF EXERCISE

     (a) To the extent that the right to purchase shares has accrued, Options may be exercised from time to time by giving written notice to the Company stating the number of shares with respect to which the option is being exercised. Payment of the purchase price for the number of shares being purchased shall be made to the Company in such manner permitted by law as determined by the Committee, which may include cash, check or delivery of shares of Common Stock, or a combination thereof and, if applicable, any federal, state or local taxes required to be paid in accordance with the provisions of Section 8 hereof. The Company shall issue a separate certificate or certificates with respect to each option exercised by an Optionee.

     (b) If payment is made with shares of Common Stock, the Optionee, or other person entitled to exercise the Option shall deliver to the Company certificates representing the number of shares of Common Stock in payment for the shares being purchased, duly endorsed for transfer to the Company. If requested by the Committee, prior to the acceptance of such certificates in payment for such shares, the Optionee, or any other person entitled to exercise the Option, shall supply the Committee with a representation and warranty in writing that he has good and marketable title to the shares represented by the certificate(s), free and clear of all liens and encumbrances. The value of the shares of Common Stock tendered in payment for the shares being purchased shall be their Fair Market Value Per Share on the date of the Optionee's exercise.

     (c) Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of the shares for such period as may be required for it to comply, with reasonable diligence, with any applicable listing requirements of any national securities exchange or any federal, state or local law. If an Optionee, or other person entitled to exercise an Option, fails to accept delivery of or fails to pay for all or any portion of the shares requested in the notice of exercise, upon tender of delivery thereof, the Committee shall have the right to terminate his Option with respect to the shares not accepted or paid for.

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10.  NON-TRANSFERABILITY OF OPTIONS

     No Option granted under the Plan shall be assignable or transferable by the Optionee, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by the Optionee.

11.  CONTINUANCE OF RELATIONSHIP

     Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any Optionee any rights with respect to the continuation of his Relationship with the Company or any Subsidiary or Parent Corporation of the Company or interfere in any way with the right of the Company or any Subsidiary or Parent Corporation of the Company at any time to terminate such Relationship or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

12.  TERMINATION OF EMPLOYMENT OTHER THAN BY DEATH OR PERMANENT DISABILITY

     Except as the Committee may determine otherwise with respect to any particular Non-Qualified Option granted hereunder:

     (a) If an Optionee ceases to have a Relationship for any reason other than his death or Permanent Disability, any Options granted to him under the Plan shall terminate three months from the date on which such Optionee terminates his Relationship unless such Optionee has resumed or initiated a Relationship and has a Relationship on such date. During such three-month period, the Optionee may exercise any Option granted to him but only to the extent such Option was exercisable on the date of termination of his Relationship and provided that such Option has not expired or otherwise terminated as provided herein. A leave of absence approved in writing by the Committee shall not be deemed a termination of Relationship for purposes of this Section, but no Option may be exercised during such leave of absence, except during the first three months thereof.

     (b) For purposes hereof, termination of an Optionee's Relationship other than by death or Permanent Disability shall be deemed to take place upon the earliest to occur of the following: (i) the date of the Optionee's retirement under the normal retirement policies of the Company, and Subsidiary of the Company or Parent Corporation of the Company; (ii) the date of the Optionee's retirement with the approval of the Committee because of disability other than Permanent Disability; (iii) the date an Optionee receives notice or advice that his employment or other Relationship is terminated; or (iv) in the case of an Optionee who is an employee, the date the Optionee terminates his employment with the Company or any Subsidiary or Parent Corporation of the Company; (v) in the case of an Optionee who is a non-employee director, the date he ceases to be a director; or (vi) in the case

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of an Optionee who is a consultant, the date the Optionee ceases to render the services for which he was engaged or retained (in the case of clauses
(iv), (v) and (vi) hereof, absences for temporary illness, emergencies and vacation or leave of absence approved in writing by the Committee excepted).

13. DEATH OR PERMANENT DISABILITY OF OPTIONEE

     Except as the Committee may determine otherwise with respect to any Non-Qualified Options granted hereunder, if an Optionee shall die at a time when he is in a Relationship or if the Optionee shall cease to have a Relationship by reason of Permanent Disability, any Options granted to him under this Plan shall terminate one year after the date of his death or termination of Relationship due to Permanent Disability unless by its terms it shall expire before such date or otherwise terminate as provided herein, and shall only be exercisable to the extent that it would have been exercisable on the date of his death or his termination due to Permanent Disability. In the case of death, the Option may be exercised by the person or persons to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.

14. STOCK PURCHASE NOT FOR DISTRIBUTION

     Each Optionee shall, by accepting the grant of an Option under the Plan, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon exercise of the Option will be received and held without a view to distribution except as may be permitted by the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. After each notice of exercise of any portion of an Option, if requested by the Committee, the person entitled to exercise the Option must agree in writing that the shares of stock are being acquired in good faith without a view to distribution.

15. PRIVILEGES OF STOCK OWNERSHIP

     The Company shall deliver to each Optionee annual financial statements, quarterly reports containing financial information and other documents delivered to shareholders generally. No person entitled to exercise any Option granted under the Plan, however, shall have any of the rights or privileges of a stockholder of the Company with respect to any shares of Common Stock issuable upon exercise of such Option until such person has become the holder of record of such shares. No adjustment shall be made for dividends or distributions of rights in respect of such shares if the record date is prior to the date on which such person becomes the holder of record, except as provided in Section 16 hereof.

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16. ADJUSTMENTS

     (a) If the number of outstanding shares of Common Stock of the Company are increased or decreased, or if such shares are exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, combination of shares, or other similar transaction, the aggregate number of shares of Common Stock subject to the Plan as provided in Section 4 hereof and the shares of Common Stock subject to issued and outstanding Options under the Plan shall be appropriately and proportionately adjusted by the Committee. Any such adjustment in the outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security covered by the Option.

     (b) Notwithstanding the provisions of subsection (a) of this Section, upon the dissolution or liquidation of the Company or upon any reorganization, merger or consolidation with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all the assets of the Company or of more than 80% of the then outstanding stock of the Company to another corporation or entity, the Plan and each outstanding Option shall terminate; provided, however, that:
(i) each Option for which no option has been tendered by the surviving corporation in accordance with all of the terms of provision (ii) immediately below shall become fully exercisable subject to the provisions of Section 12 hereof, thirty days before the effective date of such dissolution, liquidation, merger, consolidation or sale of stock or assets in which the Company is not the surviving corporation; or (ii) in its sole and absolute discretion, the surviving corporation may, but shall not be obligated to, tender to any Optionee holding an Option, an option or options to purchase shares of the surviving corporation or acquiring corporation, and such new option or options shall contain such terms and provisions as shall be required substantially to preserve the rights and benefits of any Option then outstanding under this Plan.

     (c) Adjustments under this Section shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan or in connection with any such adjustment.

17. AMENDMENT AND TERMINATION OF PLAN

     (a) The Board of Directors of the Company may from time to time, with respect to any shares at the time not subject to Options, suspend or terminate, the Plan or amend or revise the terms of the Plan; provided that any amendment to the Plan shall be approved by the shareholders of the Company if the amendment would increase the number of shares of Common Stock which may be issued under the Plan, except as permitted under the provisions of Section 16 hereof, or change the description of persons eligible to receive

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Incentive Options under the Plan.

     (b) No amendment, suspension or termination of the Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted to such Optionee under the Plan.

     (c) The terms and conditions of any Option granted to an Optionee under the Plan may be modified or amended only by a written agreement executed by the Optionee and the Company; provided, however, that if any amendment or modification of an Incentive Option would constitute a "modification, extension or renewal" within the meaning of Section 425(h) of the Code, such amendment shall be null and void unless the amendment contains an acknowledgment by the parties substantially in the following form: "The parties hereto recognize and agree that this amendment constitutes a modification, renewal or extension within the meaning of Section 425(h) of the Code, of the option granted on _______________________."

18. EFFECTIVE DATE OF PLAN

     This Plan shall become effective upon adoption by the Board of Directors of the Company and approval by the Company's shareholders; provided, however, that prior to approval of the Plan by the Company's shareholders, but after adoption by the Board of Directors, Options may be granted under the Plan subject to obtaining the shareholders' approval of the adoption of the Plan. Notwithstanding the foregoing, shareholders' approval must occur no later than 12 months after the date of adoption of the Plan by the Board of Directors.

19. TERM OF PLAN

     No Option shall be granted pursuant to the Plan after 10 years from the earlier of the date of adoption of the Plan by the Board of Directors of the Company or the date of approval of the Plan by the Company's shareholders.

     The date of the initial adoption of the Plan by the Board was July 8, 1992. The date of the approval of the Plan by the Shareholders was September 23, 1992.

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